UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Bank of America Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! BANK OF AMERICA CORPORATION 2026 Annual Meeting Vote by May 3, 2026 11:59 PM ET V89563-P47065 You invested in BANK OF AMERICA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 4, 2026. Get informed before you vote View the 2026 Notice of Annual Meeting and Proxy Statement, and the 2025 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2026 10:00 a.m., Eastern time Virtually at: www.virtualshareholdermeeting.com/BAC2026 *Please check the meeting materials for information on meeting attendance and how to request special assistance to participate in the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BANK OF AMERICA CORPORATION

2026 Annual Meeting
Vote by May 3, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Electing Directors	
	Nominees:	
1a.	Sharon L. Allen	For
1b.	José (Joe) E. Almeida	For
1c.	Arnold W. Donald	For
1d.	Monica C. Lozano	For
1e.	Maria N. Martinez	For
1f.	Brian T. Moynihan	For
1g.	Lionel L. Nowell III	For
1h.	Denise L. Ramos	For
1i.	Clayton S. Rose	For
1j.	Michael D. White	For
1k.	Thomas D. Woods	For
1l.	Maria T. Zuber	For
2.	Approving our executive compensation (an advisory, non-binding "Say on Pay" resolution)	For
3.	Ratifying the appointment of our independent registered public accounting firm for 2026	For
4.	Shareholder proposal requesting independent board chair	Against
5.	Shareholder proposal requesting report on board oversight of risks related to animal welfare	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V89564-P47065